SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 10, 2011

Littlefield Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-24805	74-2723809
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2501 North Lamar Boulevard
Austin, Texas 78705
(Address of principal executive office)
Issuer's telephone number:  (512) 476-5141

Section 2                      Financial Information

Item 2.02.                      Results of Operations and Financial Condition

On March 10, 2011, Littlefield Corporation issued a news release entitled “Littlefield Corporation Announces Q4 2010 and FY 2010 Results Achieves Record Revenue.”  A copy of that press release is attached as Exhibit 99.1 to this Report.

Section 9                      Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.

99.1                      News Release dated March 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 10, 2011

Littlefield Corporation

		By:	/s/ Richard S. Chilinski
			Name:	Richard S. Chilinski
			Title:	Chief Financial Officer